Exhibit 99.3



PRO FORMA FINANCIAL INFORMATION
BLOUNT INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                        Pro Forma Adjustments
                                                                        ---------------------
(Dollar amounts in millions, except per share data)        Historical    SEG (a)    Other       Pro Forma
---------------------------------------------------------  ----------    --------  --------     ---------
Sales                                                       $  541.3     $  191.6               $   349.7
Cost of sales                                                  393.4        160.1                   233.3
---------------------------------------------------------   --------     --------               ---------
Gross profit                                                   147.9         31.5                   116.4
Selling, general and administrative expenses                    97.1         25.4                    71.7
Restructuring expenses                                          16.2                                 16.2
---------------------------------------------------------   --------     --------               ---------
Income from operations                                          34.6          6.1                    28.5
Interest expense                                               (74.3)              $   12.8 (b)     (61.5)
Interest income                                                  0.8                                  0.8
Other income (expense)                                          (0.4)                                (0.4)
---------------------------------------------------------   --------     --------  --------     ---------
Income (loss) before income taxes                              (39.3)         6.1      12.8         (32.6)
Provision (benefit) for income taxes                           (14.6)         2.3       4.9 (c)     (12.0)
---------------------------------------------------------   --------     --------  --------     ---------
Income (loss) from continuing operations                    $  (24.7)    $    3.8  $    7.9     $   (20.6)
---------------------------------------------------------   --------     --------  --------     ---------
  Basic earnings (loss) per share:                          $  (0.80)                           $   (0.67)
---------------------------------------------------------   --------                            ---------
  Diluted earnings (loss) per share:                        $  (0.80)                           $   (0.67)
---------------------------------------------------------   --------                            ---------

(a) Represents the exclusion of the results of operations of SEG that are included in the Company's Consolidated Statement of Income (Loss).

(b) To record the estimated decrease in interest expense as a result of the sale of SEG and subsequent repayment of $170.5 million in debt as well as the decrease in amortization of the related deferred financing costs from that which was historically recorded by the Company. The interest rate assumed on the long-term debt was the historical average monthly interest rate on Tranche B borrowings.

(c) To record the impact of the pre-tax pro forma adjustments at the statutory tax rate of 38%.

PRO FORMA FINANCIAL INFORMATION
BLOUNT INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                        Pro Forma Adjustments
                                                                        ---------------------
(Dollar amounts in millions, except per share data)        Historical    SEG (a)    Other       Pro Forma
---------------------------------------------------------  ----------    --------  --------     ---------
Sales                                                       $  828.2     $  314.3               $   513.9
Cost of sales                                                  581.7        241.9                   339.8
---------------------------------------------------------   --------     --------               ---------
Gross profit                                                   246.5         72.4                   174.1
Selling, general and administrative expenses                   137.8         35.5                   102.3
---------------------------------------------------------   --------     --------               ---------
Income from operations                                         108.7         36.9                    71.8
Interest expense                                               (99.7)              $   19.0 (b)     (80.7)
Interest income                                                  1.5                                  1.5
Other income (expense)                                           6.7          0.1                     6.6
---------------------------------------------------------   --------     --------  --------     ---------
Income (loss) before income taxes                               17.2         37.0      19.0          (0.8)
Provision (benefit) for income taxes                             6.4         14.5       7.2 (c)      (0.9)
---------------------------------------------------------   --------     --------  --------     ---------
Income (loss) from continuing operations                    $   10.8     $   22.5  $   11.8     $     0.1
---------------------------------------------------------   --------     --------  --------     ---------
  Basic earnings (loss) per share:                          $   0.35                            $    0.00
---------------------------------------------------------   --------                            ---------
  Diluted earnings (loss) per share:                        $   0.35                            $    0.00
---------------------------------------------------------   --------                            ---------

(a) Represents the exclusion of the results of operations of SEG that are included in the Company's Consolidated Statement of Income (Loss).

(b) To record the estimated decrease in interest expense as a result of the sale of SEG and subsequent repayment of $170.5 million in debt as well as the decrease in amortization of the related deferred financing costs from that which was historically recorded by the Company. The interest rate assumed on the long-term debt was the historical average monthly interest rate on Tranche B borrowings.

(c) To record the impact of the pre-tax pro forma adjustments at the statutory tax rate of 38%.

PRO FORMA FINANCIAL INFORMATION
BLOUNT INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                        Pro Forma Adjustments
                                                                        ---------------------
(Dollar amounts in millions, except per share data)        Historical         SEG (a)           Pro Forma
---------------------------------------------------------  ----------         --------          ---------
Sales                                                       $  809.9          $  323.7          $   486.2
Cost of sales                                                  574.3             245.3              329.0
---------------------------------------------------------   --------          --------          ---------
Gross profit                                                   235.6              78.4              157.2
Selling, general and administrative expenses                   141.8              38.0              103.8
Merger expenses                                                 76.1                                 76.1
---------------------------------------------------------   --------          --------          ---------
Income from operations                                          17.7              40.4              (22.7)
Interest expense                                               (44.8)                               (44.8)
Interest income                                                  3.7                                  3.7
Other income (expense)                                           0.8                                  0.8
---------------------------------------------------------   --------          --------          ---------
Income (loss) before income taxes                              (22.6)             40.4              (63.0)
Provision (benefit) for income taxes                            (0.8)             15.4              (16.2)
---------------------------------------------------------   --------          --------          ---------
Income (loss) from continuing operations                    $  (21.8)         $   25.0          $   (46.8)
---------------------------------------------------------   --------          --------          ---------
  Basic earnings (loss) per share:                          $  (0.37)                           $   (0.80)
---------------------------------------------------------   --------                            ---------
  Diluted earnings (loss) per share:                        $  (0.37)                           $   (0.80)
---------------------------------------------------------   --------                            ---------

(a) Represents the exclusion of the results of operations of SEG that are included in the Company's Consolidated Statement of Income (Loss).

PRO FORMA FINANCIAL INFORMATION
BLOUNT INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                        Pro Forma Adjustments
                                                                        ---------------------
(Dollar amounts in millions, except per share data)        Historical         SEG (a)           Pro Forma
---------------------------------------------------------  ----------         --------          ---------
Sales                                                       $  831.9          $  286.7          $   545.2
Cost of sales                                                  573.6             213.8              359.8
---------------------------------------------------------   --------          --------          ---------
Gross profit                                                   258.3              72.9              185.4
Selling, general and administrative expenses                   144.3              36.9              107.4
Merger expenses                                                  0.3                                  0.3
---------------------------------------------------------   --------          --------          ---------
Income from operations                                         113.7              36.0               77.7
Interest expense                                               (14.3)                               (14.3)
Interest income                                                  2.5                                  2.5
Other income (expense)                                           0.3                                  0.3
---------------------------------------------------------   --------          --------          ---------
Income before income taxes                                     102.2              36.0               66.2
Provision for income taxes                                      38.9              13.7               25.2
---------------------------------------------------------   --------          --------          ---------
Income from continuing operations                               63.3              22.3               41.0
---------------------------------------------------------   --------          --------          ---------
  Basic earnings per share:                                 $   0.85                            $    0.55
---------------------------------------------------------   --------                            ---------
  Diluted earnings per share:                               $   0.83                            $    0.54
---------------------------------------------------------   --------                            ---------

(a) Represents the exclusion of the results of operations of SEG that are included in the Company's Consolidated Statement of Income.